EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of March 15, 2001

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 51	F&G 780 MOD II	300	Forest Oil		Eugene Island 273	Damaged in blowout and subsequent fire. Rig likely to be down for repairs at least eight months, pending further review
ENSCO 54	F&G 780 MOD II	300	El Paso	Low 50's	Viosca Knoll 159	5/01
ENSCO 55	F&G 780 MOD II	300	Forest Oil	Low 50's	Eugene Island 273	Next to Newfield, 1 well 30-40 days, high 40's
ENSCO 60	Levingston 111-C	300	Chieftain	Mid 50's	High Island A-510	4/01
ENSCO 64	MLT 53	250	Kerr McGee	Mid 30's	Mat Island 605	Next to Apache, low 30's, 30 days; starting 4/01, then to shipyard for upgrade
ENSCO 67	MLT 84 Class	400	ADTI/Westport	Low 50's	E. Cameron 369	5/01
ENSCO 68	MLT 84 Class	350	Devon Energy	Low 40's	Main Pass 70	Next to Shipyard in +/-25 days
ENSCO 69	MLT 84 Class	400	Conoco	Mid 50's	Ewing Bank 305	4/01
ENSCO 81	MLT 116-C	350	Houston Expl.	Mid 60's	Mustang Island 31	6/01
ENSCO 82	MLT 116-C	300	BP	Mid 50's	E. Cameron 264	7/01
ENSCO 83	MLT 82 SD-C	250	Houston Expl.	Mid 40's	E. Cameron 285	6/01
ENSCO 84	MLT 82 SD-C	250	Chevron	High 40's	S. Marsh Island 288	4/01
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	High 40's	Mobile Bay 822	Month to month
ENSCO 87	MLT 116-C	350	Walter O&G	Low 60's	W. Delta 106	5/01
ENSCO 88	MLT 82 SD-C	250	ExxonMobil	High 40's	Galveston 209	Month to month
ENSCO 89	MLT 82 SD-C	250	ExxonMobil	High 40's	S. Timbalier 55	Month to month
ENSCO 90	MLT 82 SD-C	250	Bois d' Arc	High 40's	S. Timbalier 33	10/01
ENSCO 93	MLT 82 SD-C	250	BP	Mid 40's	Mat Island 622	4/01
ENSCO 94	Hitachi C-250	250	ExxonMobil	Mid 40's	Grand Isle 18	Month to month
ENSCO 95	Hitachi C-250	250	Chevron	High 40's	S. Timbalier 151	Well to well
ENSCO 98	MLT 82 SD-C	250	Apache Energy	Mid 40's	Ship Shoal 192	Next to Unocal, Market rates, 3/01 - 3/02
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 40's	Mobile Bay 114	Month to month

Semisubmersible
ENSCO 7500	Semisubmersible	7500	Burlington	Low 180's	East Break 599	Expect approximately 25 days of repair downtime in Q1/01. 3 yr contract

Platform Rigs
ENSCO 21	2000 HP API		available		Amelia, LA	3/01
ENSCO 22	2000 HP API		available		Amelia, LA	3/01
ENSCO 23	2000 HP API		available		Amelia, LA	3/01
ENSCO 24	2000 HP API		ExxonMobil	Mid 20's	S. Pass 89	4/01
ENSCO 25	3000 HP API		Texaco	High Teens	Viosca Knoll 786	5/01
ENSCO 26	3000 HP API		ExxonMobil	Low 30's	Aliminos Canyon 25	9/01
ENSCO 29	3000 HP API		Texaco	Low 20's	W. Delta 109	9/01

North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 60's	Denmark 5604/22-4	Sep. 01
ENSCO 71	Hitachi K1032N	225	Maersk	Low 50's	Denmark Dan Field	Aug. 02
ENSCO 72	Hitachi K1025N	225	Burlington	Low 60's	UK - Irish Sea	Sep. 01
					113/26A
ENSCO 80	MLT-116-CE	225	inspection	N/A	Shipyard	Next to HRL, low 60's, late April - Aug. 01
ENSCO 85	MLT-116-C	225	BP	Low 60's	UK 47/14A	May 01; rate changes to low 60's in late March
ENSCO 92	MLT-116-C	225	ExxonMobil	High 40's	UK 49/30B	Upgrade mid March - May, then to Conoco, Market rates
ENSCO 100	MLT-150-88	325	VEBA	Low 40's	Dutch F2/A2	Sep. 01
ENSCO 101	KFELS MOD V	400	repairs		Rotterdam shipyard	Committed to DONG, low 90's,
						Apr. 01 - Apr. 02

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	BP	High 30's	West Java Sea,	Jan. 02
					Indonesia
ENSCO 52	F&G 780 Mod II	300	available		Singapore	Mar. 01; Committed to Shell, low 50's,
						Apr. 01 - Jun. 01
ENSCO 53	F&G 780 Mod II	300	VietsovPetro	Low 30's	White Tiger Field,	Aug. 01
					Vietnam
ENSCO 56	F&G 780 Mod II	300	Apache Energy	Low 70's	WA-20L, Australia	Nov. 01
ENSCO 57	F&G 780 Mod II	300	Unocal	Mid 20's	Pailin Field, Thailand	Jan. 02
ENSCO 96	Hitachi C-250	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Jul. 01
ENSCO 97	MLT 82-SD-C	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Sep. 01

South America
ENSCO I	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	Apr. 04; Assigned to PDVSA, Jan. 01 - Jul. 01
ENSCO II	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	May 04
ENSCO III	Barge Rig		Chevron	Low 40's	Lake Maracaibo	Jul. 04
ENSCO V	Barge Rig		available		Lake Maracaibo
ENSCO VI	Barge Rig		available		Lake Maracaibo
ENSCO XI	Barge Rig		available		Lake Maracaibo
ENSCO XII	Barge Rig		available		Lake Maracaibo
ENSCO XIV	Barge Rig		stacked		Lake Maracaibo
ENSCO XV	Barge Rig		stacked		Lake Maracaibo